SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 13, 2002

                          VISHAY INTERTECHNOLOGY, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-7416                    38-1686453
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 (State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


63 Lincoln Highway, Malvern, Pennsylvania                            19355-2120
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(Address of principal executive offices)
(Zip Code)


Registrant's telephone number, including area code: (610) 644-1300
                                                   -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets.

On December 13, 2002, Vishay Intertechnology, Inc. completed the acquisition of BCcomponents Holdings B.V., a leading manufacturer of passive components with operations in Europe, India and the Far East. The product lines of BCcomponents include linear and non-linear resistors; ceramic, film and aluminum electrolytic capacitors; and switches and trimming potentiometers.

Vishay acquired the outstanding shares of BCcomponents in exchange for ten-year warrants to acquire 7,000,000 shares of Vishay common stock at an exercise price of $20.00 per share and ten-year warrants to acquire 1,823,529 shares of Vishay common stock at an exercise price of $30.30 per share.

In the transaction, outstanding obligations of BCcomponents, including indebtedness and transaction fees and expenses, in the amount of approximately $224 million were paid or assumed. Also, $105 million in principal amount of BCcomponents' mezzanine indebtedness and certain other securities of BCcomponents were exchanged for $105 million principal amount of floating rate unsecured loan notes of Vishay due 2102. The Vishay notes bear interest at LIBOR plus 1.5% through December 31, 2006 and at LIBOR thereafter. The interest note could be further reduced to 50% of LIBOR after December 31, 2010 if the price of Vishay common stock trades above a specified target price, as provided in the notes. The notes are subject to a put and call agreement under which the holders may at any time put the notes to Vishay in exchange for 6,176,471 shares of Vishay common stock in the aggregate, and Vishay may call the notes in exchange for cash or for shares of its common stock after 15 years from the date of issuance. Vishay has granted registration rights for the warrants and the shares of common stock issuable in respect of the warrants and the notes.

Item 5. Other Events.

On December 13, 2002, Vishay entered into an amendment to its revolving bank credit facility in which the aggregate commitment under this facility was reduced from $660 million to $500 million, which amount is subject to increase under certain circumstances, and certain changes were made to other terms of the facility. A copy of the amendment is filed as an exhibit to this report.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired

         The financial statements required by this Item 7(a) will be filed by amendment to this Current Report on Form 8-K.

(b)      Pro Forma Financial Information

         The pro forma financial information required by this Item 7(b) will be filed by amendment to this Current Report on Form 8-K.

(c)      Exhibits.

Exhibit No.       Description
-----------       -----------

2.1 Share Sale and Purchase Agreement between Phoenix Acquisition Company S.ar.l; Other Investors (as defined); Mezzanine Lenders (as defined); Vishay Intertechnology, Inc.; Vishay Europe Gmbh; and BCcomponents International B.V., dated as of November 10, 2002

2.2               Amendment to the Share Sale and Purchase Agreement between
                  Phoenix



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                  Acquisition Company S.ar.l; Other Investors (as defined);
                  Mezzanine Lenders (as defined); Vishay Intertechnology, Inc.; Vishay Europe Gmbh; and BCcomponents International B.V., dated as of December 4, 2002

4.1 Warrant Agreement between Vishay Intertechnology, Inc. and American Stock Transfer & Trust Co., dated December 13, 2002

4.2               Note Purchase Agreement between Vishay Intertechnology, Inc.
                  and Subscribers (as defined), dated December 13, 2002

4.3. Note Instrument by Vishay Intertechnology, Inc., dated as of December 13, 2002

4.4 Securities Investment and Registration Rights Agreement by and among Vishay Intertechnology, Inc. and the Original Holders defined therein, dated as of December 13, 2002

4.5               Put and Call Agreement between Vishay Intertechnology, Inc.
                  and the Initial Holders (as defined), dated as of December 13, 2002.

4.6. Second Amendment to Amended and Restated Vishay Intertechnology, Inc. Long Term Revolving Credit Agreement and Consent, made as of December 13, 2002, by and among Vishay Intertechnology, Inc. the Permitted Borrowers (as defined), Comerica Bank and the Lenders signatory thereto and Comerica Bank as administrative agent.

99.1 Press Release from Vishay Intertechnology, Inc., dated as of December 16, 2002

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VISHAY INTERTECHNOLOGY, INC.

                              /s/ Avi D. Eden
                              ---------------------------------------
                              By: Avi D. Eden
                              Executive Vice President and General Counsel


Date: December 23, 2002



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

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

2.1 Share Sale and Purchase Agreement between Phoenix Acquisition Company S.ar.l; Other Investors named therein; Mezzanine Lenders (as defined); Vishay Intertechnology, Inc.; Vishay Europe Gmbh; and BCcomponents International B.V., dated as of November 10, 2002

2.2 Amendment to the Share Sale and Purchase Agreement between Phoenix Acquisition Company S.ar.l; Other Investors as named therein; Mezzanine Lenders (as defined); Vishay
                  Intertechnology, Inc.; Vishay Europe Gmbh; and BCcomponents International B.V., dated as of December 4, 2002

4.1 Warrant Agreement between Vishay Intertechnology, Inc. and American Stock Transfer & Trust Co., dated December 13, 2002

4.2               Note Purchase Agreement between Vishay Intertechnology, Inc.
                  and Subscribers (as defined), dated December 13, 2002

4.3. Note Instrument by Vishay Intertechnology, Inc., dated as of December 13, 2002

4.4 Securities Investment and Registration Rights Agreement by and among Vishay Intertechnology, Inc. and the Original Holders (as defined), dated as of December 13, 2002

4.5               Put and Call Agreement between Vishay Intertechnology, Inc.
                  and the Initial Holders (as defined), dated as of December 13, 2002.

4.6. Second Amendment to Amended and Restated Vishay Intertechnology, Inc. Long Term Revolving Credit Agreement and Consent, made as of December 13, 2002, by and among Vishay Intertechnology, Inc. the Permitted Borrowers (as defined), Comerica Bank and the Lenders signatory thereto and Comerica Bank as administrative agent.

99.1 Press Release from Vishay Intertechnology, Inc., dated as of December 16, 2002



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